EXHIBIT 10.244


                     SECOND ADDENDUM TO AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


     This Second Addendum ("Addendum") to the Amended and Restated Registration Rights Agreement dated June 29, 2000 ("Registration Rights Agreement") by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), and those entities (the "Investors") set forth on SCHEDULE A to the Registration Rights Agreement is effective as of March 28, 2002.

                                    RECITALS

     A. On the date hereof, the Company has issued 102,151 shares of the Company's Common Stock (the "Incentive Shares") to EIS pursuant to the terms of that certain Incentive Agreement dated as of the date hereof among the Company, EIS and Monksland Holdings B.V., a Dutch corporation.

     C. This Addendum serves to include the Incentive Shares within the definition of "Registrable Securities" under the Registration Rights Agreement pursuant to Section 2.6 of the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

     1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

          "(f) The term "Registrable Securities" means (i) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997 issued to S.R. One Limited (the "S.R. One Notes") pursuant to the Stock and Note Purchase Agreement dated February 3, 1995 (and upon such conversion of the S.R. One Notes, SCHEDULE A shall be updated to include such shares), (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued to SmithKline Beecham plc pursuant to the Stock Purchase Agreement dated April 24, 1998 (and upon such conversion of the Warrant, SCHEDULE A shall be updated to include such shares), (iii) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1998, (iv) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Securities Purchase Agreement, dated November 6, 1998 (as amended, the "Elan Securities Purchase Agreement"), (v) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued or issuable upon conversion of the Zero Coupon Convertible Senior Notes due 2008 (the "Elan Notes") issued pursuant to the Elan Securities

     Purchase Agreement (and upon such conversion of the Elan Notes, SCHEDULE A shall be updated to include such shares), (vi) the 429,185 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan pursuant to the Development, Licence and Supply Agreement dated November 9, 1998 (as amended, the "Elan License Agreement"), (vii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) that may be issued pursuant to the Elan License Agreement (and upon each such issuance, SCHEDULE A shall be updated to include such shares), (viii) the 52,742 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1999, (ix) the 91,406 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS upon the exercise of that certain Amended and Restated Series X Warrant for the Purchase of 91,406 Shares of Common Stock dated November 22, 1999, (x) the 188,572 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated December 31, 1999,
     (xi) the 98,580 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated March 1, 2000, (xii) the 274,843 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated December 20, 2001, (xiii) the 102,151 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated March 28, 2002, and (xiv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in subsections (i) through (xiv) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned.

     2. SCHEDULE A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

     3. This Addendum may be executed in one or more counterparts.

     4. This Addendum shall be binding upon the Company, EIS, each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6 of the Registration Rights Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.



LIGAND PHARMACEUTICALS INCORPORATED


By:      /S/WARNER BROADDUS

Its:     VP & GENERAL COUNSEL




ELAN INTERNATIONAL SERVICES, LTD.


By:      /S/KEVIN INSLEY

Its:     PRESIDENT


ELAN CORPORATION, PLC


By:      /S/WILLIAM DANIEL

Its:     COMPANY SECRETARY










                       [SIGNATURE PAGE TO SECOND ADDENDUM
             TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                       to
                               Second Addendum to
               Amended and Restated Registration Rights Agreement

------------------------------------------------------ ---------------
                                                           SHARES
NAME                                                       ISSUED
------------------------------------------------------ ---------------
Elan Corporation, plc                                       429,185

Elan International Services, Ltd.                        13,612,141

         TOTAL:                                          14,041,326
------------------------------------------------------ ---------------